UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective May 26, 2022, following approval of the Omnibus Equity Incentive Plan (the “Plan”) at the annual meeting of stockholders and the filing of a registration statement on Form S-8 to register the shares of common stock to be issued under the Plan, CorEnergy Infrastructure Trust, Inc. (the “Company”) granted certain time-vested restricted stock units (“2022 RSU Awards”) to certain executive officers, including David J. Schulte, Robert Waldron and Larry Alexander. The 2022 RSU Awards granted to Messrs. Schulte, Waldron and Alexander were granted under the Plan in the form of restricted stock units, each of which represents the right of the recipient to receive one share of common stock of the Company on vesting. Vesting will occur in one-third increments on March 15, 2023, March 15, 2024, and March 15, 2025. The number of 2022 RSU Awards granted to Messrs. Schulte, Waldron and Alexander were as follows:

David Schulte	118,297
Robert Waldron	68,832
Larry Alexander	83,889

The foregoing description of the 2022 RSU Awards is only a brief summary of the terms of the awards and is qualified in its entirety by reference to the full form of Restricted Stock Unit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of CorEnergy Infrastructure Trust, Inc. Restricted Stock Unit Agreement – 2022 Annual LTI Award
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: June 1, 2022	By:	/s/ Robert L Waldron
Robert L Waldron
Chief Financial Officer